UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2025
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COURSERA, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40275	45-3560292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2440 West El Camino Real, Suite 500 Mountain View, California		94040
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 963-9884
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	COUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On October 2, 2025, Coursera, Inc. (the “Company,” “we,” “us,” or “our”) reaffirmed its financial guidance previously issued on July 24, 2025 for the third quarter and full year 2025. The Company expects to release its financial results for the third quarter ended September 30, 2025 after the U.S. stock market closes on Thursday, October 23, 2025. The Company expects to issue the results via a press release with accompanying consolidated financial information before holding a conference call broadcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).
The information under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 30, 2025, Kenneth R. Hahn, the Company’s Senior Vice President, Chief Financial Officer, and Treasurer, notified the Company of his intention to resign from his current executive position effective October 29, 2025 (the “Effective Date”).
As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2025, the Company entered into a retention agreement (the “Retention Agreement”) with Mr. Hahn on January 29, 2025, pursuant to which he is eligible to receive certain severance benefits in connection with his resignation, subject to his execution of a release of all claims against the Company. In accordance with the Retention Agreement, the Company anticipates it will enter into an advisory agreement with Mr. Hahn pursuant to which he will serve as an advisor to the Company for a period of twelve months following the Effective Date to facilitate the transition of his responsibilities to his successor.
Item 7.01    Regulation FD Disclosure
On October 2, 2025, the Company issued a press release announcing the matters described in Items 2.02 and 5.02 of this Current Report on Form 8-K. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in Item 7.01 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Item 9.01    Financial Statements and Exhibits
(d)Exhibits.

Exhibit Number	Description
99.1	Press release of the Company date October 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COURSERA, INC.

Date:	October 2, 2025	By:	/s/ Alan B. Cardenas
Alan B. Cardenas Senior Vice President, General Counsel, and Secretary